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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF QUOVADX, INC.


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                       SUBSIDIARY                          STATE OR JURISDICTION OF INCORPORATION
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
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1.              Rogue Wave Software, Inc.                          a Delaware corporation

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2.                  CareScience, Inc.                            a Pennsylvania corporation

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3.              Outlaw Technologies, Inc.                          a Colorado corporation

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4.                   Quovadx Limited                       a company formed in the United Kingdom

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5.             Healthcare.com Corporation                          a Georgia corporation

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6.                Confer Software, Inc.                           a California corporation

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7.               Integrated Media, Inc.                            a New York corporation

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8.              United/HealthScope, Inc.                           a Delaware corporation
              d/b/a Advica Health Resources
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